Exhibit 99.1

Listed on the New York Stock Exchange (CLP)	NEWS RELEASE

COLONIAL PROPERTIES TRUST
REPORTS FIRST QUARTER 2004 EARNINGS

BIRMINGHAM, Ala., April 21, 2004—Colonial Properties Trust (NYSE: CLP) (the “Company”) today reported net income available to common shareholders of $13.4 million or $0.50 per fully diluted share (EPS) for the first quarter 2004; for the same period in 2003, net income available to common shareholders was $12.1 million or $0.52 per fully diluted share. Funds from operations (FFO) for the first quarter were $32.4 million, or $0.87 per fully diluted share/unit (FFOPS), compared to $29.6 million, or $0.87 per share/unit for the same period a year ago. Per share numbers for 2004 are impacted by the 2.1 million shares of common equity issued in April of 2003. A reconciliation from ‘net income available to common shareholders’ to ‘funds from operations’ is provided in the attached tables.

On a same-property basis, the multifamily, office and retail divisions posted net operating income (NOI) results of a 1.8 percent increase, 1.0 percent decrease and 0.3 percent increase, respectively, for the first quarter 2004, as compared to the same period a year ago. Overall same-property NOI growth for the quarter was 0.3 percent. Occupancies at the end of the period for the Company’s stabilized properties were 95 percent, 90 percent and 89 percent for the multifamily, office and retail divisions, respectively. A reconciliation of ‘total divisional net operating income’ to ‘income from continuing operations before discontinued operations’ is provided in the attached tables.

“We are pleased to report a solid beginning to 2004 with first quarter FFOPS ahead of our initial guidance. As the economy begins to show some signs of expansion and job growth, we expect to see improvement in the same-property performance, particularly in the multifamily division,” stated Thomas H. Lowder, chairman and chief executive officer. “Over the last five months, we have acquired $120 million of assets which will drive strong external cash flow growth. At the same time, we have prudently managed our Company’s capitalization. We have modified $100 million of our preferred units, saving approximately $1.6 million annually, and we fixed the interest rate on $100 million of our debt through a 7-year 4.80% issuance of senior unsecured notes.”

Investment and Disposition Activities

During the quarter, the Company acquired a 215,000 square foot office property in Huntsville, Alabama. The property, 100% occupied, is adjacent to existing assets in the Company’s Huntsville portfolio, bringing the holdings in the market to approximately 1.4 million square feet.

In April, the Company acquired a 320-unit multifamily asset, Colonial Grand at Arringdon, in the Raleigh/Durham, North Carolina market. Development of the property was completed in 2003 and is currently 90% occupied with strong lease-up opportunities. Colonial Properties Trust has been managing the property throughout the lease-up period.

Additionally, the Company acquired a 165,000 square foot retail lifestyle center, Kingwood Commons, in Houston, Texas. Kingwood Commons, anchored by grocery retailer Randall’s, includes such retailers as Talbot’s, Chico’s, Ann Taylor Loft, Jos. A. Banks, Bombay/Bombay Kids, James Avery, and Carrabba’s Italian Grill. Both acquisitions were funded through the Company’s revolving line of credit.

For additional details of the Company’s disposition and investment activities, see the Company’s detailed Supplemental Financial Highlights available on the Company’s website.

Financing Activities

During the quarter, the Company modified its privately held $100 million preferred units which were callable in February 2004. The distribution on the units was reduced to 7.25% from 8.875% and extended through February 2009.

Listed on the New York Stock Exchange (CLP)	NEWS RELEASE

Subsequent to the end of the first quarter, the Company issued $100 million in senior unsecured notes due in April 2011. The notes carry a coupon of 4.80% and were priced to yield 4.82%. The proceeds of the transaction were used to pay down the Company’s revolving line of credit.

Conference Call and Supplemental Materials

The Company will hold its quarterly conference call Thursday, April 22nd at 1:00 pm central time. The call will include a review of the Company’s first quarter performance and discussion of the Company’s strategy and current expectations for the future.

To participate, dial 1-877-500-9123. As with previous calls, a replay will be available for one week, by dialing 800-642-1687; the Conference ID will be 6459298. Access to the live call and a replay will be available through the Company’s website at www.colonialprop.com under “Investor Relations: Shareholder Information”.

The Company produces a supplemental information package that provides detailed information regarding operating performance, investing activities and the Company’s overall financial position. Additionally, 2004 earnings guidance is available in the supplemental. For a copy of the Company’s detailed Supplemental Financial Highlights, please visit the Company’s website at www.colonialprop.com under the “Investor Relations: Financial Reporting” tab or contact Investor Relations at 800-645-3917.

Company Summary

Colonial Properties Trust is a diversified REIT that, through its subsidiaries, owns a portfolio of multifamily, office and retail properties where you live, work and shop in Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee, Texas and Virginia. Colonial Properties Trust performs development, acquisition, management, leasing and brokerage services for its portfolio and properties owned by third parties. Colonial Properties Trust is a diversified REIT, which has a total market capitalization of $3.2 billion. The cornerstone of Colonial Properties’ success is its live, work and shop diversified investment strategy. The Company manages or leases 21,300 apartment units, 6.7 million square feet of office space and 15.7 million square feet of retail shopping space. Additional information on Colonial Properties Trust is available on the Internet at www.colonialprop.com. The Company, headquartered in Birmingham, Ala., is listed on the New York Stock Exchange under the symbol “CLP” and is included in the S&P SmallCap 600 Index.

Forward Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this news release contains forward-looking statements regarding Company and property performance, and is based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which Colonial Properties operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

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Contact:   Sandra Lee Robertson, Senior Vice President — Finance, 205.250.8788

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2004

BALANCE SHEET

($ in 000s)	As of	As of
	3/31/2004	12/31/2003
ASSETS
Real Estate Investments
Operating Properties	$2,404,608	$2,378,835
Undeveloped Land & Construction in Progress	117,357	114,262

Total Real Estate, before Depreciation	2,521,965	2,493,097
Less: Accumulated Depreciation	(437,867)	(419,827)
Real estate assets held for sale, net	5,775	11,691

Net Real Estate Assets	2,089,873	2,084,961
Cash and Equivalents	20,781	8,070
Restricted Cash	2,010	1,879
Accounts Receivable, net	9,659	10,262
Notes Receivable	3,425	2,504
Prepaid Expenses	5,814	6,587
Deferred Debt and Lease Costs	25,673	25,832
Investment in Unconsolidated Subsidiaries	38,353	37,496
Other Assets	17,144	17,336

Total Assets	$2,212,732	$2,194,927

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$214,810	$205,935
Notes and Mortgages Payable	1,057,228	1,050,145
Mortgages Payable related to real estate held for sale	3,400	11,785

Total Long-Term Liabilities	1,275,438	1,267,865
Other Liabilities	56,938	55,275

Total Liabilities	1,332,376	1,323,140
MINORITY INTEREST & EQUITY
Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	125,000

Total Preferred Shares and Units, at Liquidation Value	275,000	275,000
Common Equity, including Minority Interest	605,356	596,787

Total Equity, including Minority Interest	880,356	871,787

Total Liabilities and Equity	$2,212,732	$2,194,927

SHARES & UNITS OUTSTANDING, END OF PERIOD

(shares and units in 000s)	As of	Asof
	3/31/2004	12/31/2003

Basic
Shares	26,933	26,395
Operating Partnership Units (OP Units)	10,361	10,361

Total Shares & OP Units	37,294	36,756
Dilutive Common Share Equivalents	375	266
Diluted
Shares	27,308	26,661
Total Shares & OP Units	37,669	37,022

1Q04	- 1 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2004

CONSOLIDATED STATEMENTS OF INCOME

($ in 000s, except per share data)	Three Months Ended
	3/31/2004	3/31/2003
Revenue
Minimum Rent	$69,426	$64,325	7.9%
Percentage Rent	681	566	20.3%
Tenant Recoveries	9,731	10,124	-3.9%
Other Property Related Revenue	4,480	5,108	-12.3%
Other Non-Property Related Revenue	1,330	1,098	21.1%

Total Revenue	85,648	81,221	5.5%
Operating Expenses
Property Operating Expenses:
General Operating Expenses	6,108	5,737	6.5%
Salaries and Benefits	4,024	3,596	11.9%
Repairs and Maintenance	8,474	8,167	3.8%
Taxes, Licenses, and Insurance	8,231	7,810	5.4%

Total Property Operating Expenses	26,837	25,310	6.0%
General and Administrative	5,460	4,803	13.7%
Depreciation	20,836	19,312	7.9%
Amortization	2,557	1,963	30.3%

Total Operating Expenses	55,690	51,388	8.4%

Income from Operations	29,958	29,833	0.4%
Other Income (Expense)
Interest Expense	(16,308)	(16,336)	-0.2%
Income from Investments	249	85	192.9%
Loss on Hedging Activities	(80)	(237)	-66.2%
Gain on Sale of Property	1,002	29	3355.2%
Other	(20)	181	-111.0%

Total Other Expense	(15,157)	(16,278)	-6.9%

Income before Minority Interest & Discontinued Operations	14,801	13,555	9.2%
Minority Interest
Minority Interest in CRLP - Preferred	(2,055)	(2,218)	-7.3%
Minority Interest in CRLP - Common	(2,532)	(2,329)	8.7%

Total Minority Interest	(4,587)	(4,547)	0.9%

Income from Continuing Operations	10,214	9,008	13.4%
Discontinued Operations
Income from Discontinued Operations	149	548	-72.8%
Gain on Disposal of Discontinued Operations	9,391	9,627	-2.5%
Minority Interest in Discontinued Operations	(2,670)	(3,183)	-16.1%

Income from Discontinued Operations	6,870	6,992	-1.7%

Net Income	17,084	16,000	6.8%

Dividends to Preferred Shareholders	(3,695)	(3,891)	-5.0%

Net Income Available to Common Shareholders	$13,389	$12,109	10.6%

Earnings per Share - Basic
Continuing Operations	$0.24	$0.22	9.1%
Discontinued Operations	0.26	0.30	-13.3%

EPS - Basic	$0.50	$0.52	-3.8%

Earnings per Share - Diluted
Continuing Operations	$0.24	$0.22	9.1%
Discontinued Operations	0.26	0.30	-13.3%

EPS - Diluted	$0.50	$0.52	-3.8%

1Q04	- 1 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2004

FIRST QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

($ in 000s, except per share data)	Three Months Ended
	3/31/2004	3/31/2003
Net Income Available to Common Shareholders	$13,389	$12,109	10.6%
Minority Interest in CRLP (Operating Ptr Unitholders)	5,202	5,512	-5.6%

Total	18,591	17,621	5.5%
Adjustments - Consolidated Properties
Depreciation - Real Estate	20,728	19,381	7.0%
Amortization - Real Estate	1,399	1,125	24.4%
Remove: Gain/(Loss) on Sale of Property	(10,393)	(9,656)	7.6%
Include: Gain/(Loss) on Sale of Undepreciated Property	1,008	151	567.5%

Total Adjustments - Consolidated	12,742	11,001	15.8%
Adjustments - Unconsolidated Properties
Depreciation - Real Estate	1,041	940	10.7%
Amortization - Real Estate	16	32	-50.0%
Remove: Gain/(Loss) on Sale of Property	—	—
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—

Total Adjustments - Unconsolidated	1,057	972	8.7%

Funds from Operations	$32,390	$29,594	9.4%

FFO per Share
Basic	$0.87	$0.88	-0.1%
Diluted	$0.87	$0.87	-0.6%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

FIRST QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

(shares and units in 000s)	Three Months Ended
	3/31/2004	3/31/2003
Basic
Shares	26,670	23,236	14.8%
Operating Partnership Units (OP Units)	10,361	10,576	-2.0%

Total Shares & OP Units	37,031	33,812	9.5%
Dilutive Common Share Equivalents	375	169	121.8%
Diluted
Shares	27,045	23,405	15.6%
Total Shares & OP Units	37,406	33,981	10.1%

1Q04	- 2 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2004

FIRST QUARTER SEGMENT DATA & RECONCILATION

	Three Months Ended
	3/31/2004	3/31/2003
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	14,914	14,656	1.8%
Office	15,682	15,846	-1.0%
Retail	25,571	25,501	0.3%

Total Same-Property	56,167	56,003	0.3%
Less: Unconsolidated Assets	(1,922)	(1,831)

Same-Property NOI, Consolidated	54,245	54,172

Divisional Non Same-Property NOI
Multifamily	1,261	669
Office	1,319	38
Retail	1,627	1,712

Total Non-Same Property	4,207	2,419
Less: Unconsolidated Assets	(456)	(438)

Non Same-Property NOI, Consolidated	3,751	1,981

Divisional Total NOI
Multifamily	16,175	15,325	5.5%
Office	17,001	15,884	7.0%
Retail	27,198	27,213	-0.1%

Total Divisional NOI	60,374	58,422	3.3%
Less: NOI, Unconsolidated	(2,378)	(2,269)
2003 Discontinued Operations	—	(529)
2004 Discontinued Operations	(471)	(656)
Unallocated Corporate Rev	1,330	991
Other Expense	(44)	(48)
General & Administrative Expenses	(5,460)	(4,803)
Depreciation	(20,836)	(19,312)
Amortization	(2,557)	(1,963)

Income from Operations, restated for additional discontinued operations	29,958	29,833
Total Other Income (Expense)	(15,157)	(16,278)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	14,801	13,555

Add: 2003 Discontinued Operations NOI, post 1Q 2003	—	89
2004 Discontinued Operations NOI	—	656
Discontinued Operations Deprec/Amortization	—	(203)
Discontinued Ops Interest Expense	—	(240)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	14,801	13,857

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

1Q04	- 3 -	NYSE: CLP